UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2010

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	1-14880	N/A
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1055 West Hastings Street, Suite 2200

Vancouver, British Columbia, Canada V6E 2E9

and

2700 Colorado Avenue, Suite 200

Santa Monica, California 90404

(Address of principal executive offices) (Zip Code)

(877) 848-3866

(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 3.03. Material Modification to Rights of Security Holders..............................................................................................	3
Item 8.01. Other Events..................................................................................................................................................................	3
SIGNATURE....................................................................................................................................................................................	4

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Item 3.03. Material Modification to Rights of Security Holders

The items required by this Item 3.03 are described in Item 8.01 below and incorporated herein by reference.

Item 8.01. Other Events

                        On October 18, 2010, the British Columbia Securities Commission heard and granted an application to cease trading the rights issued under the Shareholder Rights Plan Agreement, dated as of July 1, 2010, between Lionsgate and CIBC Mellon Trust Company.

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2010

LIONS GATE ENTERTAINMENT CORP.

By: /s/ James Keegan

Name:  James Keegan

Title:    Chief Financial Officer

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